EXHIBIT 10.20

ATHEROS COMMUNICATIONS, INC.

SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

THIS SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of the 18th day of April, 2001 by and among ATHEROS COMMUNICATIONS, INC., a Delaware corporation (the “Company”), and the persons identified on Exhibit A attached hereto (consisting of the Prior Investors (defined below) and the Series C Investors (defined below), collectively “Investors”) or as may be added in the future as signatories to this Agreement in connection with purchases of Series C Preferred Stock of the Company.

RECITALS

A. Certain of the Investors (the “Prior Investors”) are holders of outstanding shares of the Company’s Series A Preferred Stock (“Series A Stock”) issued by the Company to such Prior Investors pursuant to that certain Series A Preferred Stock Purchase Agreement, dated as of December 28, 1998 by and among the Company and the Prior Investors and/or outstanding shares of the Company’s Series B Preferred Stock (the “Series B Stock”) issued by the Company to such Prior Investors pursuant to that certain Series B Preferred Stock Purchase Agreement, dated as of March 17, 2000 by and among the Company and the Prior Investors, and have also been granted certain information and registration rights and rights of first refusal under that certain Amended and Restated Investors’ Rights Agreement dated as of March 17, 2000 by and among the Company and the Prior Investors (the “Prior Rights Agreement”).

(a) B. Certain Investors (the “Series C Investors”) have agreed to purchase shares of the Company’s Series C Preferred Stock (“Series C Stock”) pursuant to that certain Series C Preferred Stock Purchase Agreement by and among the Company and such Series C Investors dated as of the date hereof. The Series C Preferred Stock Purchase Agreement provides that, as a condition to the Series C Investors’ obligation to purchase Series C Stock thereunder, the Company will enter into this Agreement and the Series C Investors will be granted the rights set forth herein.

C. The Company and the Investors desire to enter into this Agreement in order to amend, restate and replace the rights and obligations set forth in the Prior Rights Agreement with the rights and obligations set forth in this Agreement, and Section 3.3 of the Prior Rights Agreement provides that the Prior Rights Agreement may be amended by the written consent of the Company and a majority of the Registrable Securities (as defined in section 1.1(h) of the Prior Rights Agreement) then outstanding.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

SECTION 1

Restrictions on Transferability of Securities; Registration Rights

1.1 Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

(a) “Closing” shall mean the date of the initial sale of shares of the Company’s Series C Preferred Stock.

(b) “Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

(c) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(d) “Holder” shall mean any Investor who holds Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 1.11 hereof.

(e) “Initiating Holders” has the meaning specified in Section 1.2(a).

(f) “Investors” shall mean persons who purchased Shares pursuant to the Series A Agreement, Series B Agreement and Series C Agreement.

(g) “Other Stockholders” shall mean persons other than Holders who, by virtue of agreements with the Company, are entitled to include their securities in certain registrations hereunder.

(h) “Registrable Securities” shall mean (i) shares of Common Stock issued or issuable pursuant to the conversion of the Shares and (ii) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the Shares referenced in (i) above; provided, however, that Registrable Securities shall not include any shares of Common Stock which have previously been registered or which have been sold to the public.

(i) The terms “register,” “registered” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

(j) “Registration Expenses” shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, the reasonable fees and disbursements of one counsel for all Holders in the event of each registration provided for under Sections 1.2, 1.5 and 1.3 hereof, but shall not include Selling Expenses and fees and disbursements of counsel for the Holders, except for fees and disbursements of counsel for the Holders as provided in Section 1.4 hereof (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

(k) “Rule 144” shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(l) “Rule 145” shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(m) “Securities Act” shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(n) “Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and fees and disbursements of counsel for any selling Holder (other than the fees and disbursements of counsel included in Registration Expenses).

(o) “Series A Agreement” shall mean the Series A Preferred Stock Purchase Agreement between the Company and certain Prior Investors dated as of December 28, 1998.

(p) “Series B Agreement” shall mean the Series B Preferred Stock Purchase Agreement between the Company and certain Prior Investors dated as of March 17, 2000.

(q) “Series C Agreement” shall mean the Series C Preferred Stock Purchase Agreement between the Company and certain Holders dated of even date herewith, as it may be amended from time to time.

(r) “Shares” shall mean the Company’s Series A, Series B and the Series C Preferred Stock.

1.2 Requested Registration.

(a) Request for Registration. If the Company shall receive at any time after the earlier of (i) January     , 2004 or (ii) six (6) months after the effective date of the first registration statement filed by the Company covering an underwritten offering of any of its securities to the general public, a written request by either (x) the holders of twenty-five percent (25%) of the Registrable Securities requesting that the Company effect any registration with respect to (A) at least twenty percent (20%) of the Registrable Securities, or (B) shares of Registrable Securities resulting in aggregate cash proceeds to the Company equal to or in excess of $50,000,000, net of underwriting discounts and commissions (or, in the event the request is subsequent to the Company’s initial public offering, at least $2,500,000), or (y) the holders of at least sixty-three percent (63%) of the outstanding Common Stock issued or issuable upon conversion of the Series C Preferred Stock (the holders referred to in clause (x) or (y), as applicable, are referred to herein as “Initiating Holders”), requesting that the Company effect any registration with respect to at least thirty-five percent (35%) of the Common Stock issued or issuable upon the conversion of the Series C Preferred Stock, the Company will:

(i) promptly give written notice of the proposed registration to all other Holders; and

(ii) as soon as practicable, use its best efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after the written notice from the Company referred to in subclause (i) above is mailed or delivered, but in any event within sixty (60) days after the Company receives written notice from the Holders.

The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 1.2:

(A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(B) After the Company has initiated two such registrations pursuant to Section 1.2(a)(x) (other than on Form S-3) and one registration pursuant to Section 1.2(y) (other than on Form S-3) (counting for these purposes only registrations which have been declared or ordered effective and pursuant to which securities have been sold and registrations which have been withdrawn by the Holders as to which the Holders have not elected to bear the Registration Expenses pursuant to Section 1.4 hereof (except as provided in the penultimate sentence of Section 1.4) and would, absent such election, have been required to bear such expenses); or

(C) During the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a Company-initiated registration; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective.

(b) Filing of Registration Statement. Subject to the foregoing clauses (A) through (D), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders; provided, however, that if (i) in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for the period during which such disclosure would be seriously detrimental, provided that (except as provided in clause (C) above) the Company may not defer the filing for a period of more than ninety (90) days after receipt of the request of the Initiating Holders, and, provided further, that the Company shall not defer its obligation in this manner more than once in any twelve (12) month period.

The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Sections 1.2(b), 1.2(c), 1.2(d) and 1.13 hereof, include other securities of the Company, with respect to which registration rights have been granted, and may include securities of the Company being sold for the account of the Company.

(c) Underwriting. The right of any Holder to registration pursuant to this Section 1.2 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder with respect to such participation and inclusion) to the extent provided herein. A Holder may elect to include in such underwriting all or a part of the Registrable Securities he holds.

(d) Procedures. If the Company shall request inclusion in any registration pursuant to this Section 1.2 of securities being sold for its own account, or if Other Stockholders shall request inclusion in any registration pursuant to this Section 1.2, the Initiating Holders shall, on behalf of all Holders, offer to include such securities in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Section 1 (including Section 1.12 hereof). The Company shall (together with all Holders and Other Stockholders) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders, but subject to the Company’s reasonable approval. Notwithstanding any other provision of this Section 1.2, if the representative of the underwriters advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be included in the underwriting or registration shall be allocated as set forth in Section 1.13 hereof. If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the Initiating Holders. Any Registrable Securities or other securities excluded shall also be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 1.2(d), then the Company shall offer to all Holders who have retained rights to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among such Holders requesting additional inclusion in accordance with Section 1.13 hereof.

1.3 Company Registration.

(a) If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights (other than pursuant to Section 1.2 or 1.5 hereof), other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, the Company will:

(i) promptly give to each Holder written notice thereof; and

(ii) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 1.3(b) hereof, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder and received by the Company within twenty (20) days after the written notice from the Company described in clause (i) above is mailed or delivered by the Company. Such written request may specify all or a part of a Holder’s Registrable Securities.

(b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.3(a)(i) hereof. In such event, the right of any Holder to registration pursuant to this Section 1.3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the Other Stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

If the registration is the first Company-initiated registered offering of the Company’s securities to the general public, the Company may limit, to the extent so advised by the underwriters, the amount of securities (including Registrable Securities) to be included in the registration by the Company’s stockholders (including the Holders), or may exclude, to the extent so advised by the underwriters, such underwritten securities entirely from such registration.

If such registration is the second or any subsequent Company-initiated registered offering of the Company’s securities to the general public, the Company may limit, to the extent so advised by the underwriters, the amount of securities to be included in the registration by the Company’s stockholders (including the Holders); provided, however, that the aggregate value of securities (including Registrable Securities) to be included in such registration by the Company’s stockholders (including the Holders) may not be so reduced to less than thirty-three percent (33%) of the total value of all securities included in such registration.

If shares are so withdrawn from the registration and if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion in accordance with Section 1.13 hereof.

1.4 Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 1.2, 1.3 and 1.5 hereof (excluding all underwriter discounts and commissions), and reasonable fees and disbursements of one counsel for the selling shareholders in the case of registrations pursuant to Sections 1.2, 1.3 and the first two registrations pursuant to Section 1.5 hereof shall be borne by the Company; provided, however, that if the Holders bear the Registration Expenses for any registration proceeding begun pursuant to Section 1.2 hereof which is subsequently withdrawn by the Holders registering shares therein, such registration proceeding shall not be counted as a requested registration pursuant to Section 1.2 hereof. Notwithstanding the foregoing, in the event that a withdrawal is based upon material adverse information relating to the Company that is different from the information known or available (upon request from the Company or otherwise) to the Holders requesting registration at the time of their request for registration under Section 1.2 hereof, the Company will bear the registration expenses, and such registration shall not be treated as a counted registration for purposes of Section 1.2 hereof, even though the Holders do not bear the Registration Expenses for such registration. All Selling Expenses relating to securities so registered shall be borne by the holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf.

1.5 Registration on Form S-3.

(a) After its initial public offering, the Company shall use its best efforts to qualify and remain qualified for registration on Form S-3 or any comparable or successor form or forms. After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Section 1, the Holders of Registrable Securities shall have the right to request registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holder or Holders), provided, however, that the Company shall not be obligated to effect any such registration if (i) the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) on Form S-3 at an aggregate price to the public of less than $1,000,000, or (ii) in the event that the Company shall furnish the certification described in paragraph 1.2(b)(ii) hereof (but subject to the limitations set forth therein) or (iii) in a given twelve (12) month period, after the Company has effected two (2) such registrations in any such period or (iv) it is to be effected more than five (5) years after the Company’s Qualifying Public Offering.

(b) If a request complying with the requirements of section 1.5(a) hereof is delivered to the Company, the provisions of Sections 1.2(a)(i) and (ii) hereof and Section 1.2(b) hereof shall apply to such registration. If the registration is for an underwritten offering, the provisions of Sections 1.2(c) and 1.2(d) hereof shall also apply to such registration.

1.6 Registration Procedures. In the case of each registration effected by the Company pursuant to Section 1, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its best efforts to:

(a) Keep such registration effective for a period of one hundred twenty (120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that (i) such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such one hundred twenty (120) day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (A) includes any prospectus required by section 10(a)(3) of the Securities Act or (B) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (A) and (B) above to be contained in periodic reports filed pursuant to section 13 or 15(d) of the Exchange Act in the registration statement;

(b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

(c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder or Underwriter from time to time may reasonably request in order to facilitate the public offering of such securities;

(d) Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

(e) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(f) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(g) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 1.2 hereof, the Company will enter into an underwriting agreement reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains customary underwriting provisions and provided further that if the underwriter so requests the underwriting agreement will contain customary contribution provisions; and

(h) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

1.7 Indemnification.

(a) The Company will indemnify each Holder, each of its officers, directors and partners, legal counsel, and accountants and each person controlling such Holder within the meaning of section 15 of the Securities Act, on behalf of which registration, qualification, or compliance has been effected pursuant to this Section 1, and each underwriter, if any, and each person who controls within the meaning of section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder, each of its officers, directors, partners, legal counsel, and accountants and each person controlling such Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 1.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

(b) Each Holder will, if Registrable Securities held by him are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of section 15 of the Securities Act, each other such Holder and Other Stockholder, and each of their officers, directors, and partners, and each person controlling such Holder or Other Stockholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, Other Stockholders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); provided, further that in no event shall any indemnity under this Section 1.7(b) exceed the net proceeds from the offering received by any such Holder, except in the case of willful fraud by such Holder.

(c) Each party entitled to indemnification under this Section 1.7 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

(d) If the indemnification provided for in this Section 1.7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, further that in no event shall any indemnity under this Section 1.7(d) exceed the net proceeds from the offering received by any such Holder, except in the case of willful fraud by such Holder.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

1.8 Information by Holder. Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 1.

1.9 Limitations on Registration of Issues of Securities. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of (x) a majority of the outstanding Series A and Series B Preferred Stock, (y) sixty-three percent (63%) of the outstanding Series C Preferred Stock, and (z) a majority of the outstanding Common Stock, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 1.2.

1.10 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

(a) Make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

(b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements;

(c) So long as a Holder owns any Registrable Securities, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

1.11 Transfer or Assignment of Registration Rights. The rights to cause the Company to register securities granted to a Holder by the Company under this Section 1 may be transferred or assigned by a Holder only to an affiliate or a transferee or assignee of the lesser of (i) ten percent (10%) of all Registrable Securities then held by such Holder, (ii) 200,000 shares of Registrable Securities (subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like), or (iii) if the Investor is a corporation, partnership, limited partnership, limited liability company or other entity, to a fund or other entity affiliated with the Investor, or in the case of a fund, to the partners, retired partners, members or retired members of such Holder; provided that the Company is given written notice at the time of or within a reasonable time after such transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes the obligations of such Holder under this Agreement in a writing delivered to the Company.

1.12 “Market Stand-Off” Agreement. If requested by the Company and an underwriter of Common Stock (or other securities) of the Company, a Holder shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration or acquired in a public market transaction) during the one hundred eighty (180) day period following the effective date of a registration statement of the Company filed under the Securities Act filed in connection with the Company’s Qualifying IPO; provided, that all officers and directors of the Company and all other persons holding one percent (1%) or more of the Company’s outstanding stock enter into similar agreements.

The obligations described in this Section 1.12 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of such one hundred eighty (180) day period or ninety (90) day period, as applicable.

1.13 Allocation of Registration Opportunities. In any circumstance in which all of the Registrable Securities and other shares of Common Stock of the Company (including shares of Common Stock issued or issuable upon conversion of shares of any currently unissued Series of Preferred Stock of the Company) with registration rights (the “Other Shares”) requested to be included in a registration on behalf of the Holders or Other Stockholders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities and Other Shares that may be so included, the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated among the Holders and Other Stockholders requesting inclusion of shares pro rata on the basis of the number of shares of Registrable Securities and Other Shares that would be held by such Holders and Other Stockholders, assuming conversion;

provided, however, no such allocation shall operate to reduce the aggregate number of Registrable Securities to be included in such registration below thirty percent (30%) of the total amount of securities included in such offering; and provided, further, that no shares held by any Holder shall be so excluded from such registration until all Other Shares proposed to be registered by Other Stockholders are excluded from the registration. If any Holder or Other Stockholder does not request inclusion of the maximum number of shares of Registrable Securities and Other Shares allocated to him pursuant to the above-described procedure, the remaining portion of his allocation shall be reallocated among those requesting Holders and Other Stockholders whose allocations did not satisfy their requests pro rata on the basis of the number of shares of Registrable Securities and Other Shares which would be held by such Holders and Other Stockholders, assuming conversion, and this procedure shall be repeated until all of the shares of Registrable Securities and Other Shares which may be included in the registration on behalf of the Holders and Other Stockholders have been so allocated. The Company shall not limit the number of Registrable Securities to be included in a registration pursuant to this Agreement in order to include shares held by stockholders with no registration rights, or with respect to registrations under Sections 1.5 hereof, in order to include in such registration securities registered for the Company’s own account. To facilitate the allocation of Shares in accordance with the above provisions, the Company or the Underwriters may round the number of Shares allocated to any Holder to the nearest 100 Shares.

1.14 Termination of Registration Rights. The right of any Holder to request registration or inclusion in any registration pursuant to Section 1.2, 1.3 or 1.5 hereof shall terminate on the closing of the first Company-initiated registered public offering of Common Stock of the Company at an offering price per share of no less than $13.20 (provided that such offering has an expected aggregate offering price equal to or exceeding $50,000,000 after deducting underwriter discounts and expenses) (a “Qualifying IPO”), if all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any ninety (90) day period, or on such date after the closing of the Qualifying IPO as all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any ninety (90) day period; provided, however, that the provisions of this Section 1.15 shall not apply to any Holder who owns more than two percent (2%) of the Company’s outstanding stock until the earlier of (a) such time as such Holder owns less than two percent (2%) of the outstanding stock of the Company, or (b) the expiration of five (5) years after the closing of the Qualifying IPO. Notwithstanding the foregoing, if not already expired, all rights under this Section 1.15 shall expire on the fifth (5th) anniversary of the closing of the Qualifying IPO.

SECTION 2

Covenants of the Company

The Company hereby covenants and agrees, so long as any Holder owns any Registrable Securities, as follows:

2.1 Basic Financial Information. The Company will furnish fiscal year business plans and operating budgets to members of the Company’s Board of Directors. The Company will furnish the following reports to each Holder owning at least 200,000 Shares of Preferred Stock:

(a) As soon as practicable after the end of each fiscal year of the Company, and in any event within one hundred twenty (120) days thereafter, an annual budget, an audited consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such fiscal year, and audited consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by independent public accountants of recognized national standing selected by the Company.

(b) As soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within sixty (60) days thereafter, a unaudited balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarterly period, and unaudited statements of income and cash flows of the Company and its subsidiaries, if any, for such period and for the current fiscal year to date, prepared in accordance with GAAP consistently applied and setting forth in comparative form the figures for the corresponding periods of the previous fiscal year and to the Company’s operating plan then in effect and approved by its Board of Directors, subject to changes resulting from normal year-end audit adjustments and all in reasonable detail;

(c) As soon as practicable after the end each calendar month, and in any event within forty-five (45) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such monthly period, and consolidated statements of income and cash flows of the Company and its subsidiaries for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in comparative form the figures for the corresponding periods of the previous fiscal year and to the Company’s operating plan then in effect and approved by its Board of Directors, subject to changes resulting from normal year-end audit adjustments, all in reasonable detail and certified by the principal financial or accounting officer of the Company, except that such financial statements need not contain the notes required by generally accepted accounting principles.

(d) The Company will permit any Holder who so requests, the right to visit and to inspect any of the properties of the Company, including its books of account and other records, and to discuss its affairs, finances and accounts with the Company’s officers and its independent public accountants, all at such reasonable times and as often as any such person may reasonably request.

(e) The provisions of Subsection (d) and this Subsection (e) shall not be in limitation of any rights which any Holder may have with respect to the books and records of the Company and its subsidiaries, or to inspect their properties or discuss their affairs, finances and accounts, under the laws of the jurisdictions in which they are incorporated.

(f) Anything in Section 2.1 to the contrary notwithstanding, no Holder by reason of this agreement shall have access to any trade secrets or confidential information of the Company. Each Holder hereby agrees to hold in confidence and trust and not to misuse or disclose any confidential information provided pursuant to this Section 2.1. The Company shall not be required to comply with this Section 2.1 in respect of any Holder whom the Company reasonably determines to be a competitor or an officer, employee, director or greater than ten percent (10%) stockholder of a competitor.

(g) From the date the Company becomes subject to the reporting requirements of the Exchange Act (which shall include any successor federal statute), and in lieu of the financial information required pursuant to Sections 2.1(a) and (c) hereof, copies of its annual reports on Form 10-K and its quarterly reports on Form 10-Q, respectively.

2.2 Rights of First Refusal. The Company hereby grants to each Holder who owns at least 450,000 Shares of Preferred Stock or 450,000 shares of Common Stock issued upon conversion of the Shares (each a “Major Investor” and collectively the “Major Investors”), the right of first refusal to purchase its pro rata share of all Equity Securities, as defined below, that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 2.2(e) hereof. Each Major Investor’s pro rata share is equal to the ratio of (a) the number of shares of the Company’s Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares or upon exercise of any outstanding warrants or options) which such Major Investor holds immediately prior to the issuance of such Equity Securities to (b) the total number of shares of the Company’s outstanding Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares or upon the exercise of any outstanding warrants or options) immediately prior to the issuance of the Equity Securities. The term “Equity Securities” shall mean (i) any Common Stock, Preferred Stock or other security of the Company, (ii) any security convertible, with or without consideration, into any Common Stock, Preferred Stock or other security (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, Preferred Stock or other security or (iv) any such warrant or right.

(a) If the Company proposes to issue any Equity Securities, it shall give each Major Investor written notice of its intention, describing the Equity Securities, the price and the terms and conditions upon which the Company proposes to issue the same. For fifteen (15) days from the date of such notice, each Major Investor shall be entitled to purchase its pro rata share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased. Notwithstanding the foregoing, the Company shall not be required to offer or sell such Equity Securities to any Major Investor who would cause the Company to be in violation of applicable federal or state securities laws by virtue of such offer or sale.

(b) If the Major Investors fail to exercise in full the rights of first refusal, the Company shall have ninety (90) days thereafter to sell the Equity Securities in respect of which the Major Investor’s rights were not exercised, at a price and upon general terms and conditions materially no more favorable to the purchasers thereof than specified in the Company’s notice to the Major Investors pursuant to Section 2.2(a) hereof. If the Company has not sold such Equity Securities within ninety (90) days of the notice provided pursuant to Section 2.2(a), the Company shall not thereafter issue or sell any Equity Securities, without first offering such securities to the Major Investors in the manner provided above.

(c) The right of first refusal granted under this Agreement shall expire upon, and shall not be applicable to, the Qualifying IPO effected pursuant to a registration statement filed with, and declared effective by, the Commission under the Securities Act.

(d) The right of first refusal set forth in this Section 2.2 may not be assigned or transferred, except that (i) such right is assignable by each Major Investor to any affiliate or any wholly owned subsidiary or parent of, or any corporation or entity that is, within the meaning of the Securities Act, controlling, controlled by or under common control with, any such Major Investor, and (ii) such right is assignable between and among any of the Major Investors.

(e) The rights of first refusal established by this Section 2.2 shall have no application to any of the following Equity Securities:

(i) shares of Common Stock (and/or options, warrants or other Common Stock purchase rights issued pursuant to such options, warrants or other rights) issued or to be issued to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary, pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board of Directors but not exceeding eighteen million nine hundred fifty thousand (18,950,000) shares of Common Stock;

(ii) stock issued pursuant to any rights or agreements outstanding as of the date of this Agreement, options and warrants outstanding as of the date of this Agreement; and stock issued pursuant to any such rights or agreements granted after the date of this Agreement; provided that the rights of first refusal established by this Section 2.2 applied with respect to the initial sale or grant by the Company of such rights or agreements;

(iii) any Equity Securities issued in connection with any merger or acquisition subject to the terms of Section 5(b)(vi) of Article Four of the Company’s Amended and Restated Certificate of Incorporation;

(iv) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization by the Company;

(v) shares of Common Stock issued upon conversion of the Series A, Series B and Series C Preferred Stock;

(vi) any Equity Securities issued to banks and other financial institutions in connection with extension of credit to the Company (including loans, lines of credit, guarantees or other financing arrangements), and in each case for other than equity financing purposes; provided that such issuance has been approved by the Board of Directors and a majority of the representatives of the Preferred Stock on the Board of Directors; provided that in no event such issuance shall exceed 250,000 shares of the Company’s capital stock;

(vii) the issuance of shares or other securities approved by (i) at least a majority of the outstanding Preferred Stock or (ii) the Board of Directors and a

majority of the representatives of the Preferred Stock on the Board of Directors; provided that in no event such issuances shall exceed 250,000 shares of the Company’s capital stock; and

(viii) any Equity Securities that are issued by the Company pursuant to a registration statement filed under the Securities Act.

2.3 Company’s Right of First Refusal. In the event the Company does not exercise, in full or in part, its right of first refusal pursuant to Section 7 of the stock purchase agreements under the Company’s 1998 Stock Option Plan (the “Right of First Refusal”), the Company will assign such right pro rata to each Investor who owns any Shares or any shares of Common Stock issued upon conversion of the Shares. The Company will provide the Investors notice (the “Notice”) of any shares available for purchase within fifteen (15) days of receipt by the Company of a transfer notice (the “Transfer Notice”). Each Investor shall have twenty (20) days from the date of the Notice to notify the Company if such Investor elects to purchase all or part of its pro rata share of the available shares upon the terms and conditions specified in the Notice. Each Investor’s pro rata share is equal to the ratio of (a) the number of shares of the Company’s Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares or upon exercise of any outstanding warrants or options) which such Investor is deemed to be a holder of, to (b) the total number of shares of the Company’s outstanding Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares or upon the exercise of any outstanding warrants or options) held by Investors electing to participate in the Right of First Refusal. Any purchase of shares under this Section 2.3 must close within sixty (60) days of the date when the Transfer Notice was received by the Company (or within such longer period as may have been specified in the Transfer Notice. Notwithstanding the foregoing, the Company shall not be required to offer or sell such unvested shares to any Investor who would cause the Company to be in violation of applicable federal or state securities laws by virtue of such offer.

2.4 Proprietary Information and Inventions Agreement. The Company will cause each person now or hereafter employed by it or any subsidiary with access to confidential information to enter into a proprietary information and inventions agreement substantially in the form approved by the Board of Directors.

2.5 Employee and Other Stock Arrangements. Subject to Section 2.2 and the Company’s certificate of incorporation, the Company will not, without the approval of the Board of Directors, issue any capital stock, or grant an option or rights to subscribe for, purchase or acquire any of its capital stock, to any employee, consultant, officer or director of the Company or a subsidiary except for the issuance of up to a total of 18,950,000 shares of Common Stock under the Company’s 1998 Stock Option Plan inclusive of the shares currently outstanding. Stock sales and option grants under the Company’s 1998 Stock Option Plan shall generally provide for four (4) year vesting, including cliff vesting of twenty-five percent (25%) after the end of the first year of full-time employment and vesting at 1/48 per month thereafter, unless specifically approved by the Board of Directors. Upon termination of employment for any reason, unvested shares shall be repurchasable at cost. Each acquisition of any shares of capital stock of the Company or any option or right to acquire any shares of the capital stock of the Company by an employee, officer or director of the Company will be conditioned upon the execution and delivery by the Company and such employee, officer or director of an agreement

(including appropriate releases in favor of the Company) substantially in the form approved by the Board of Directors of the Company.

2.6 Rights Granted to Subsequent Series of Preferred Stock. In the event subsequent Series of Preferred Stock receive antidilution provisions and/or a participating liquidation preference, the Series A, Series B and Series C Preferred Stock shall be amended to receive the same, subject only the differences in purchase price.

2.7 Qualified Small Business Stock Status. In the event that the Company proposes to take an action or engage in a transaction that would reasonably be expected to result in the Shares no longer being “qualified small business stock” within the meaning of section 1202(c) of the Internal Revenue Code of 1986, as amended (the “Code”), the Company shall notify the Investors and consult in good faith to devise a mutually agreeable and reasonable alternative course of action or transaction structure that would preserve such status. In addition, the Company shall submit to the Investors and to the Internal Revenue Service any reports that may be required under section 1202(d)(1)(C) of the Code and any related Treasury Regulations. In addition, within ten (10) days after any Investor has delivered to the Company a written request therefor, the Company shall deliver to such Investor a written statement informing the Investor whether, in the Company’s good-faith judgment after a reasonable investigation, such Investor’s interest in the Company constitutes “qualified small business stock” as defined in section 1202(c) of the Code. The Company’s obligation to furnish a written statement pursuant to this Section 2.7 shall continue notwithstanding the fact that a class of the Company’s stock may be traded on an established securities market.

2.8 Insurance. The Company shall maintain in full force and effect insurance policies of a kind and in the amounts that are reasonable and customary for companies in the Company’s line of business and at the Company’s current stage of development.

2.9 Board of Directors. The Company’s Board of Directors shall meet on a quarterly basis. Except as required by law, any two (2) directors may call a meeting of the Company’s Board of Directors.

2.10 Use of Proceeds. The Company covenants that the proceeds from the sale of Series C Preferred Stock shall be used for working capital, purchase rental or lease equipment, payment of salaries and fees, and any business function that complies with the Company’s business plan approved by the Company’s Board of Directors.

SECTION 3

Miscellaneous

3.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of California, as if entered into by and between California residents exclusively for performance entirely within California.

3.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

3.3 Entire Agreement; Amendment; Waiver. This Agreement and the documents referred to herein constitute the entire agreement among the parties and supersedes all prior agreements between the parties with respect to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the (a) Company, (b) the holders of at least a majority of the Series A and Series B Preferred Stock (on an as-converted basis) not resold to the public, subject to the rights and obligations under this Agreement, and (c) the holders of sixty-three percent (63) of the Series C Preferred Stock (on an as-converted basis) not resold to the public, subject to the rights and obligations under this Agreement, and any such amendment, waiver, discharge or termination shall be binding on all the Holders.

3.4 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by United States first-class mail, postage prepaid, or delivered personally by hand or nationally recognized courier or sent via facsimile addressed (a) if to a Holder, as indicated on the list of Holders attached hereto as Exhibit A, or at such other address as such holder or permitted assignee shall have furnished to the Company in writing, or (b) if to the Company, at 529 Almanor Avenue, Sunnyvale, CA 94085, or at such other address as the Company shall have furnished to each Holder in writing. All such notices and other written communications shall be effective (i) if mailed, five (5) days after mailing, (ii) if delivered, upon delivery and (iii) if sent via facsimile, upon confirmation of receipt.

3.5 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement or any waiver on the part of any Holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

3.6 Rights; Separability. Unless otherwise expressly provided herein, a Holder’s rights hereunder are several rights, not rights jointly held with any of the other Holders. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

3.7 Information Confidential. Each Holder acknowledges that the information received by them pursuant hereto may be confidential and for its use only, and it will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or such Holder is required to disclose such information by a governmental body.

3.8 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

3.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

3.10 Subsequent Closings. In the event that the Company shall conduct subsequent sales of Series C Preferred Stock pursuant to and in accordance with the terms of Section 1.3 of the Series C Agreement, any holder of such shares of Series C Preferred Stock shall be deemed a Holder with all of the rights of a Holder under this Agreement; provided that as a condition thereto such Holder and the Company shall sign a counterpart signature page to this Agreement.

3.11 Aggregation of Stock. All shares of the Preferred Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Investors Rights Agreement effective as of the day and year first above written.

ATHEROS COMMUNICATIONS, INC.

By	/s/ RICHARD A. REDELFS

Richard A. Redelfs President and Chief Executive Officer

Address:	529 Almanor Avenue Sunnyvale, CA 94085

SIGNATURE PAGE TO THE

ATHEROS COMMUNICATIONS SECOND AMENDED AND RESTATED INVESTORS RIGHTS

AGREEMENT

FIDELITY MT. VERNON STREET TRUST: FIDELITY AGGRESSIVE GROWTH FUND

By	/s/ [illegible]

[illegible]
(Print Name & Title)

FIDELITY MT. VERNON STREET TRUST: FIDELITY GROWTH COMPANY FUND

By	/s/ [illegible]

[illegible]
(Print Name & Title)

SIGNATURE PAGE TO THE

ATHEROS COMMUNICATIONS SECOND AMENDED AND RESTATED INVESTORS RIGHTS

AGREEMENT

AUGUST CAPITAL II, L.P.
For Itself and a Nominee for AUGUST CAPITAL STRATEGIC PARTNERS II, LP, by AUGUST CAPITAL MANAGEMENT II, LLC, General Partner of both partnerships

By	/s/ ANDREW ANKER

Andrew Anker
(Print Name & Title)

SIGNATURE PAGE TO THE

ATHEROS COMMUNICATIONS SECOND AMENDED AND RESTATED INVESTORS RIGHTS

AGREEMENT

NEW ENTERPRISE ASSOCIATES 9, L.P.
By:	NEA Partners 9, L.P. Its General Partner

By	/s/ C. RICHARD KRAMLICH

C. Richard Kramlich, General Partner
(Print Name & Title)

SIGNATURE PAGE TO THE

ATHEROS COMMUNICATIONS SECOND AMENDED AND RESTATED INVESTORS RIGHTS

AGREEMENT

STAR BAY TECHNOLOGY VENTURES IV, L.P.

By	Levensohn Capital Partners II LLC, its General Partner

By	Levensohn Capital Management, LLC, its Managing Member

By	/s/ P.N. LEVENSOHN

Pascal N. Levensohn
(Print Name & Title)

STAR BAY PARTNERS, L.P. (ROLLOVER)

By	APH Capital Management LLC, its General Partner

By	Levensohn Capital Management, LLC, its Managing Member

By	/s/ P.N. LEVENSOHN

Pascal N. Levensohn
(Print Name & Title)

STAR BAY ASSOCIATES FUND, L.P.

By	Levensohn Capital Management, LLC, its General Partner

By	/s/ P.N. LEVENSOHN

Pascal N. Levensohn
(Print Name & Title)

SIGNATURE PAGE TO THE

ATHEROS COMMUNICATIONS SECOND AMENDED AND RESTATED INVESTORS RIGHTS

AGREEMENT

MITSUBISHI INTERNATIONAL CORPORATION

By	/s/ JEFFREY W. DALEY
Jeffrey W. Daley Deputy General Manager

MC SILICON VALLEY, INC.

By	/s/ JEFFREY W. DALEY
Jeffrey W. Daley Executive Vice President

MIC CAPITAL LLC By MC Financial Services Ltd., as Manager

By	/s/ SHUNICHI MAEDA
Shunichi Maeda President

SIGNATURE PAGE TO THE

ATHEROS COMMUNICATIONS SECOND AMENDED AND RESTATED INVESTORS RIGHTS

AGREEMENT

BOWMAN CAPITAL CLIPPER FUND, L.P.

By:	Bowman Capital Management, LLC Its General Partner

By:	/s/ RICHARD CHANG
Name:	Richard Chang
Its:	Principal

BOWMAN CAPITAL CROSSOVER FUND, L.P.

By:	Bowman Capital Management, LLC Its General Partner

By:	/s/ RICHARD CHANG
Name:	Richard Chang
Its:	Principal

BOWMAN CAPITAL CROSSOVER FUND “A”, L.P.

By:	Bowman Capital Management, LLC Its General Partner

By:	/s/ RICHARD CHANG
Name:	Richard Chang
Its:	Principal

SIGNATURE PAGE TO THE

ATHEROS COMMUNICATIONS SECOND AMENDED AND RESTATED INVESTORS RIGHTS

AGREEMENT

BOWMAN CAPITAL PRIVATE EQUITY II, L.P.
By:	Bowman Capital Management, LLC Its General Partner

By:	/s/ RICHARD CHANG
Name:	Richard Chang
Its:	Principal

SIGNATURE PAGE TO THE

ATHEROS COMMUNICATIONS SECOND AMENDED AND RESTATED INVESTORS RIGHTS

AGREEMENT

THE DAS FAMILY REVOCABLE INTERVIVOS TRUST UDT JANUARY 30, 1992

By	/s/ RANENDU M. DAS
Ranendu M. Das, Trustee

By	/s/ RUKMANI PENNATHUR - DAS
Rukmani Pennathur - Das, Trustee

SIGNATURE PAGE TO THE

ATHEROS COMMUNICATIONS SECOND AMENDED AND RESTATED INVESTORS RIGHTS

AGREEMENT

eCOMPANIES - EVERCORE VENTURE PARTNERS II L.P. By: eCompanies - Evercore Venture Management II L.L.C. Its: General Partner

By	/s/ [illegible]

Managing Member

eCOMPANIES - EVERCORE VENTURE PARTNERS (NQ) II L.P. By: eCompanies - Evercore Venture Management II L.L.C. Its: General Partner

By	/s/ [illegible]

Managing Member

EVERCORE CAPITAL PARTNERS L.P. By: Evercore Partners L.L.C. Its: General Partner

By	/s/ [illegible]

Managing Member

EVERCORE CAPITAL PARTNERS (NQ) L.P. By: Evercore Partners L.L.C. Its: General Partner

By	/s/ [illegible]

Managing Member

SIGNATURE PAGE TO THE

ATHEROS COMMUNICATIONS SECOND AMENDED AND RESTATED INVESTORS RIGHTS

AGREEMENT

EVERCORE CAPITAL OFFSHORE PARTNERS L.P. By: Evercore Partners L.L.C. Its: Investment General Partner

By	/s/ [illegible]

Managing Member

SIGNATURE PAGE TO THE

ATHEROS COMMUNICATIONS SECOND AMENDED AND RESTATED INVESTORS RIGHTS

AGREEMENT

PROXIM, INC.

By	/s/ KEITH E. GLOVER

Keith E. Glover, VP & CFO
(Print Name & Title)

SIGNATURE PAGE TO THE

ATHEROS COMMUNICATIONS SECOND AMENDED AND RESTATED INVESTORS RIGHTS

AGREEMENT

INVESTAR SEMICONDUCTOR DEVELOPMENT FUND, INC.

By	/s/ ELIZABETH SUN

Elizabeth Sun Partner & CFO
(Print Name & Title)

SIGNATURE PAGE TO THE

ATHEROS COMMUNICATIONS SECOND AMENDED AND RESTATED INVESTORS RIGHTS

AGREEMENT

525 ALMANOR LLC

By	/s/ [illegible]

(Print Name & Title)

SIGNATURE PAGE TO THE

ATHEROS COMMUNICATIONS SECOND AMENDED AND RESTATED INVESTORS RIGHTS

AGREEMENT

JONES LIVING TRUST

By	/s/ [illegible]

Trustee
(Print Name & Title)

SIGNATURE PAGE TO THE

ATHEROS COMMUNICATIONS SECOND AMENDED AND RESTATED INVESTORS RIGHTS

AGREEMENT

GJ TRUST

By	/s/ JORGE DEL CALVO

(Print Name & Title)

SIGNATURE PAGE TO THE

ATHEROS COMMUNICATIONS SECOND AMENDED AND RESTATED INVESTORS RIGHTS

AGREEMENT

PRESIDIO VENTURE PARTNERS, LLC

By	/s/ YASUYUKI ABE

Yasuyuki Abe President

SIGNATURE PAGE TO THE

ATHEROS COMMUNICATIONS SECOND AMENDED AND RESTATED INVESTORS RIGHTS

AGREEMENT

SUMITOMO CORPORATION

By	/s/ YOSHIO ASAWA

Yoshio Asawa General Manager of Network Systems Department

SIGNATURE PAGE TO THE

ATHEROS COMMUNICATIONS SECOND AMENDED AND RESTATED INVESTORS RIGHTS

AGREEMENT

EVERGREEN VENTURES, LLC

By	/s/ JORGE DEL CALVO

(Print Name & Title)

SIGNATURE PAGE TO THE

ATHEROS COMMUNICATIONS SECOND AMENDED AND RESTATED INVESTORS RIGHTS

AGREEMENT

FOUNDATION CAPITAL LEADERSHIP FUND, L.P.
By: FC Leadership Management Co., LLC

By	/s/ MICHAEL N. SCHUH

Michael N. Schuh
Manager

FOUNDATION CAPITAL LEADERSHIP PRINCIPALS FUND, LLC
By: FC Leadership Management Co., LLC

By	/s/ MICHAEL N. SCHUH

Michael N. Schuh
Manager

SIGNATURE PAGE TO THE

ATHEROS COMMUNICATIONS SECOND AMENDED AND RESTATED INVESTORS RIGHTS

AGREEMENT

FOUNDATION CAPITAL II, LP
By: Foundation Capital II Management Co., LLC

By	/s/ MICHAEL N. SCHUH

Manager, Michael N. Schuh

FOUNDATION CAPITAL II ENTREPRENEURS FUND, LLC
By: Foundation Capital II Management Co., LLC

By	/s/ MICHAEL N. SCHUH

Manager, Michael N. Schuh

FOUNDATION CAPITAL II PRINCIPALS FUND, LLC
By: Foundation Capital II Management Co., LLC

By	/s/ MICHAEL N. SCHUH

Manager, Michael N. Schuh

COMDISCO, INC.

By

Title

SIGNATURE PAGE TO THE

ATHEROS COMMUNICATIONS SECOND AMENDED AND RESTATED INVESTORS RIGHTS

AGREEMENT

PM&S VENTURE FUND III, LLC

By	/s/ JORGE DEL CALVO

Title

EL GAMAL LIVING TRUST

By

Title

EL GAMAL FAMILY PARTNERSHIP

By

Title

D-AGE BV

By	/s/ ADRIAAN LIGTENBERG

Title	Adriaan Ligtenberg

Adam Grosser

SIGNATURE PAGE TO THE

ATHEROS COMMUNICATIONS SECOND AMENDED AND RESTATED INVESTORS RIGHTS

AGREEMENT

/s/ DAVID JAKOPIN

David Jakopin

SIGNATURE PAGE TO THE

ATHEROS COMMUNICATIONS SECOND AMENDED AND RESTATED INVESTORS RIGHTS

AGREEMENT

Arthur Burns

Charles Moldow

/s/ HUNG-LAN PENG

Hung-Lan Peng

Sierra Wang

Rong Hwan Lu

Chuan-Huai Chen

GEMINI CONSULTING, LLC

By

Title

SIGNATURE PAGE TO THE

ATHEROS COMMUNICATIONS SECOND AMENDED AND RESTATED INVESTORS RIGHTS

AGREEMENT

TDK

By	/s/ MOTOYUKI KURIHARA

Motoyuki Kurihara Executive Vice President
(Print Name & Title)

SIGNATURE PAGE TO THE

ATHEROS COMMUNICATIONS SECOND AMENDED AND RESTATED INVESTORS RIGHTS

AGREEMENT

EXHIBIT A

PRIOR AND PROPOSED INVESTORS

525 Almanor LLC

Adam Grosser

Arthur Burns

August Capital II, LP

August Capital, LP

Baskett-Bell Family Trust

Bowman Capital Clipper Fund L.P.

Bowman Capital Crossover Fund L.P.

Bowman Capital Crossover “A” Fund L.P.

Bowman Capital Private Equity II, L.P.

Charles Moldow

Chuan-Huai Chen

Comdisco, Inc.

D-Age BV

David Jakopin

eCompanies - Evercore Venture Partners (NQ) II L.P.

eCompanies - Evercore Venture Partners II L.P.

El Gamal Family Partnership

El Gamal Living Trust

Evercore Capital Offshore Partners L.P.

Evercore Capital Partners (NQ) L.P.

Evercore Capital Partners L.P.

Evergreen Ventures, LLC

Foundation Capital II Entrepreneurs Fund, LLC

Foundation Capital II Principals Fund, LLC

Foundation Capital II, LP

Foundation Capital Leadership Fund, L.P.

Foundation Capital Leadership Principals Fund, LLC

Gemini Consulting, LLC

GJ Trust

Hung-Lan Peng

Investar Semiconductor Development Fund, Inc.

Jones Living Trust

Jorge A. del Calvo

Mag & Co. for the benefit of Fidelity Mt. Vernon Street Trust: Fidelity Growth Company Fund

Mag & Co. for the benefit of Fidelity Mt. Vernon Street Trust: Fidelity Aggressive Growth Fund

MC Silicon Valley, Inc.

MIC Capital LLC

Mitsubishi International Corporation

A-1

NEA Ventures 2000, L.P.

New Enterprise Associates 9, L.P.

PM&S Venture Fund II, LLC

Presidio Venture Partners, LLC

Proxim, Inc.

Rex Naden 1998 Living Trust

Rong-Hwan Lu

Sierra Wang

Star Bay Associates Fund, L.P.

Star Bay Partners, L.P. (Rollover)

Star Bay Technology Ventures IV, L.P.

Sumitomo Corporation

TDK Corporation

The Das Family Revocable Intervivos Trust UDT January 30, 1992

A-2

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE

SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

THIS AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of the 13th day of November, 2003 by and among ATHEROS COMMUNICATIONS, INC., a Delaware corporation (the “Company”), and the signatories hereto, all of whom are parties to that certain Second Amended and Restated Investors’ Rights Agreement dated as of April 18, 2001 (the “Rights Agreement”), as amended by that certain Amendment No. 1 to the Second Amended and Restated Investors’ Rights Agreement dated March 10, 2003 (the “First Amendment”).

RECITALS

A. The Company and certain existing stockholders of the Company entered into the Rights Agreement in connection with the Company’s Series C Preferred Stock financing. The Company and such existing stockholders shall sometimes collectively be referred to herein as the “Existing Parties.”

B. Pursuant to Section 3.3 of the Rights Agreement, the Rights Agreement may be amended with the consent of (i) the Company, (ii) the holders of at least a majority of the Series A Preferred Stock and Series B Preferred Stock (on an as-converted basis) not resold to the public and (iii) the holders of sixty-three percent (63%) of the Series C Preferred Stock (on an as-converted basis) not resold to the public, and any such amendment, waiver, discharge or termination shall be binding on all of the Holders (as defined in the Rights Agreement).

C. Pursuant to Section 2.2(e)(i) of the Rights Agreement, the shares reserved for issuance (the “Option Pool”) pursuant to the Company’s 1998 Stock Incentive Plan (the “Plan”) are not subject to the rights of first refusal granted to certain Holders pursuant to Section 2.2 of the Rights Agreement.

D. The Existing Parties amended the Rights Agreement pursuant to the First Amendment in connection with a previous increase in the Option Pool.

E. On August 13, 2003, the Company’s Board of Directors approved an amendment to the Plan whereby the Option Pool will be increased by three million five hundred thousand (3,500,000) shares.

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

F. The undersigned agree to amend Section 2.2(e)(i) of the Rights Agreement so that the Option Pool, including the additional shares added to it pursuant to the amendment of the Plan, are not subject to the rights of first refusal granted pursuant to Section 2.2 of the Rights Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth and other due and valid consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Exclusion of Increased Option Pool from Rights of First Refusal. The parties hereto agree that any shares of the Company’s Common Stock, or rights to acquire such shares, issued pursuant to the Plan are not, and shall not be, subject to the rights of first refusal granted pursuant to Section 2.2 of the Rights Agreement, and as such, agree that Section 2.2(e)(i) of the Rights Agreement shall be amended and replaced in its entirety with the following:

“(i) shares of Common Stock (and/or options, warrants or other Common Stock purchase rights issued pursuant to such options, warrants or other rights) issued or to be issued to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary, pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board of Directors, but not exceeding twenty-five million nine hundred fifty thousand (25,950,000) shares of Common Stock;”

2. Termination of First Amendment. The First Amendment is hereby terminated and replaced in its entirety with this Amendment.

3. Effect of this Amendment. Except as modified by this Amendment, all other terms and conditions of the Rights Agreement shall remain in full force and effect, and this Amendment shall be governed by all provisions thereof.

4. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings as set forth in the Rights Agreement.

5. Future Amendments and Waivers. Neither this Amendment nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the (a) Company, (b) the holders of at least a majority of the Series A and Series B Preferred Stock (on an as-converted basis) not resold to the public, subject to the rights and obligations under the Rights Agreement, as amended by this Amendment, and (c) the holders of sixty-three percent (63%) of the Series C Preferred Stock (on an as-converted basis) not resold to the public, subject to the rights and obligations under the Rights Agreement, as amended by this Amendment, and any such amendment, waiver, discharge or termination shall be binding on all of the Holders.

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

7. Facsimile Signatures. This Amendment may be executed and delivered by facsimile and, upon such delivery, the facsimile will be deemed to have the same effect as if the original signature had been delivered to the other party. Each of the Existing Parties and each future holder of Registrable Securities agrees to deliver to the Company the original signature copy by express overnight delivery. However, the failure to deliver the original signature copy and/or the nonreceipt of the original signature copy shall have no effect upon the binding and enforceable nature of this Amendment.

[Remainder of this page intentionally left blank.]

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.

ATHEROS COMMUNICATIONS, INC., a Delaware corporation

By	/s/ CRAIG BARRATT
Craig Barratt President and Chief Executive Officer

Address:	529 Almanor Avenue Sunnyvale, CA 94085

[Existing Parties’/Holders’ signatures to follow.]

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

EXISTING PARTIES/HOLDERS:

August Capital II, L.P., for itself and as nominee
Print Name of Existing Party/Holder

For August Capital Strategic Partners II, L.P.

By August Capital Management II, L.L.C. General Partner of both partnerships

By	/s/ [illegible]
(Signature)

Print Name (if signing on behalf of an entity)

Title (if applicable)

Address:

Telephone:
Facsimile:
E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

EXISTING PARTIES/HOLDERS:

Baskett-Bell Family Trust
Print Name of Existing Party/Holder

By	/s/ FOREST BASKETT
(Signature)

Forest Baskett
Print Name (if signing on behalf of an entity)

Title (if applicable)

Address:

Telephone:
Facsimile:
E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

EXISTING PARTIES/HOLDERS:

Tuan Banh
Print Name of Existing Party/Holder

By	/s/ TUAN BANH
(Signature)

Print Name (if signing on behalf of an entity)

Title (if applicable)

Address:

Telephone:
Facsimile:
E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

EXISTING PARTIES/HOLDERS:

Arthur Burns
Print Name of Existing Party/Holder

By	/s/ ARTHUR BURNS
(Signature)

Print Name (if signing on behalf of an entity)

Title (if applicable)

Address:

Telephone:
Facsimile:
E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

EXISTING PARTIES/HOLDERS:

Frank M. Brown Jr.
Print Name of Existing Party/Holder

By	/s/ FRANK M. BROWN JR.
(Signature)

Print Name (if signing on behalf of an entity)

Title (if applicable)

Address:

Telephone:
Facsimile:
E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

EXISTING PARTIES/HOLDERS:

Chuan-Huai Chen
Print Name of Existing Party/Holder

By	/s/ CHUAN-HUAI CHEN
(Signature)

Print Name (if signing on behalf of an entity)

Title (if applicable)

Address:

Telephone:
Facsimile:
E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

EXISTING PARTIES/HOLDERS:

Comdisco, Inc.
Print Name of Existing Party/Holder

By	/s/ THOMAS N. AHTO
(Signature)

Thomas N. Ahto
Print Name (if signing on behalf of an entity)

Vice President
Title (if applicable)

Address:

Telephone:
Facsimile:
E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

EXISTING PARTIES/HOLDERS:

JAMES S. CHO
Print Name of Existing Party/Holder

By	/s/ JAMES S. CHO
(Signature)

Print Name (if signing on behalf of an entity)

Title (if applicable)

Address:

Telephone:
Facsimile:
E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

EXISTING PARTIES/HOLDERS:

The Das Family Revocable Intervivos Trust UDT January 30, 1992
Print Name of Existing Party/Holder

By	/s/ RANENDU M. DAS
(Signature)

Ranendu M. Das
Print Name (if signing on behalf of an entity)

Trustee
Title (if applicable)

Address:

Telephone:
Facsimile:
E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

EXISTING PARTIES/HOLDERS:

Jorge del Calvo
Print Name of Existing Party/Holder

By	/s/ JORGE DEL CALVO
(Signature)

Print Name (if signing on behalf of an entity)

Title (if applicable)

Address:

Telephone:
Facsimile:
E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

EXISTING PARTIES/HOLDERS:

Evercore Capital Offshore Partners L.P.
Print Name of Existing Party/Holder

By	/s/ CHRIS LUHNOW
(Signature)

Chris Luhnow
Print Name (if signing on behalf of an entity)

Partner
Title (if applicable)

Address:

Telephone:
Facsimile:
E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

EXISTING PARTIES/HOLDERS:

Evercore Capital Partners (NQ) L.P.
Print Name of Existing Party/Holder

By	/s/ CHRIS LUHNOW
(Signature)

Chris Luhnow
Print Name (if signing on behalf of an entity)

Partner
Title (if applicable)

Address:

Telephone:
Facsimile:
E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

EXISTING PARTIES/HOLDERS:

Evercore Capital Partners L.P.
Print Name of Existing Party/Holder

By	/s/ CHRIS LUHNOW
(Signature)

Chris Luhnow
Print Name (if signing on behalf of an entity)

Partner
Title (if applicable)

Address:

Telephone:
Facsimile:
E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

EXISTING PARTIES/HOLDERS:

eCompanies-Evercore Venture Partners II L.P.
Print Name of Existing Party/Holder

By	/s/ CHRIS LUHNOW
(Signature)

Chris Luhnow
Print Name (if signing on behalf of an entity)

Partner
Title (if applicable)

Address:

Telephone:
Facsimile:
E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

EXISTING PARTIES/HOLDERS:

eCompanies-Evercore Venture Partners (NQ) II L.P.
Print Name of Existing Party/Holder

By	/s/ CHRIS LUHNOW
(Signature)

Chris Luhnow
Print Name (if signing on behalf of an entity)

Partner
Title (if applicable)

Address:

Telephone:
Facsimile:
E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

EXISTING PARTIES/HOLDERS:

Evergreen Ventures LLC
Print Name of Existing Party/Holder

By	/s/ KENNETH P. SIKORA
(Signature)

Kenneth P. Sikora
Print Name (if signing on behalf of an entity)

Administrator
Title (if applicable)

Address:

Telephone:
Facsimile:
E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

EXISTING PARTIES/HOLDERS:

Fidelity Investments
Print Name of Existing Party/Holder

By	/s/ CHRISTINA MAGUIRE
(Signature)

Christina Maguire
Print Name (if signing on behalf of an entity)

Title (if applicable)

Address:

Telephone:
Facsimile:
E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

EXISTING PARTIES/HOLDERS:

525 Almanor LLC
Print Name of Existing Party/Holder

By: Menlo Equities LLC, its Manager By: Menlo Equities, Inc., Managing Member

By	/s/ HENRY D. BULLOCK
(Signature)

Henry D. Bullock
Print Name (if signing on behalf of an entity)

President
Title (if applicable)

Address:

Telephone:
Facsimile:
E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

EXISTING PARTIES/HOLDERS:

Adam Grosser
Print Name of Existing Party/Holder

By	/s/ ADAM GROSSER
(Signature)

Print Name (if signing on behalf of an entity)

Title (if applicable)

Address:

Telephone:
Facsimile:
E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

EXISTING PARTIES/HOLDERS:

GJ Trust
Print Name of Existing Party/Holder

By	/s/ JORGE DEL CALVO
(Signature)

Jorge del Calvo
Print Name (if signing on behalf of an entity)

Title (if applicable)

Address:

Telephone:
Facsimile:
E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

EXISTING PARTIES/HOLDERS:

InveStar Semiconductor Development Fund, Inc.
Print Name of Existing Party/Holder

By	/s/ MICHAEL TUNG
(Signature)

Michael Tung
Print Name (if signing on behalf of an entity)

Partner & CEO
Title (if applicable)

Address:

Telephone:
Facsimile:
E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

EXISTING PARTIES/HOLDERS:

David A. Jakopin
Print Name of Existing Party/Holder

By	/s/ DAVID A. JAKOPIN

(Signature)

Print Name (if signing on behalf of an entity)

Title (if applicable)

Address:

Telephone:
Facsimile:
E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

EXISTING PARTIES/HOLDERS:

Jones Living Trust
Print Name of Existing Party/Holder

By	/s/ HARVEY JONES

(Signature)

Harvey Jones
Print Name (if signing on behalf of an entity)

Co-Trustee
Title (if applicable)

Address:

Telephone:
Facsimile:
E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

EXISTING PARTIES/HOLDERS:

Moldow Family Trust
Print Name of Existing Party/Holder

By	/s/ CHARLES MOLDOW

(Signature)

Charles Moldow
Print Name (if signing on behalf of an entity)

Trustee
Title (if applicable)

Address:

Telephone:
Facsimile:
E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

EXISTING PARTIES/HOLDERS:

Mitsubishi International Corporation
Print Name of Existing Party/Holder

By	/s/ HIROSHI NIMURA

(Signature)

Hiroshi Nimura
Print Name (if signing on behalf of an entity)

Senior Vice President
Title (if applicable)

Address:

Telephone:
Facsimile:
E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

EXISTING PARTIES/HOLDERS:

MC Silicon Valley, Inc.
Print Name of Existing Party/Holder

By	/s/ HIROSHI NIMURA

(Signature)

Hiroshi Nimura
Print Name (if signing on behalf of an entity)

President
Title (if applicable)

Address:

Telephone:
Facsimile:
E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

EXISTING PARTIES/HOLDERS:

New Enterprise Associates 9, L.P.
Print Name of Existing Party/Holder

By: NEA Partners 9, L.P., its General Partner

By	/s/ C. RICHARD KRAMLICH

(Signature)

C. Richard Kramlich
Print Name (if signing on behalf of an entity)

General Partner
Title (if applicable)

Address:

Telephone:
Facsimile:
E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

EXISTING PARTIES/HOLDERS:

NEA Ventures 2000, L.P.
Print Name of Existing Party/Holder

By	/s/ DIANE N. WILLIAMS

(Signature)

Diane N. Williams
Print Name (if signing on behalf of an entity)

Vice President
Title (if applicable)

Address:

Telephone:
Facsimile:
E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

EXISTING PARTIES/HOLDERS:

Rex Naden
Print Name of Existing Party/Holder

By	/s/ REX NADEN

(Signature)

Print Name (if signing on behalf of an entity)

Title (if applicable)

Address:

Telephone:

Facsimile:

E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

EXISTING PARTIES/HOLDERS:

O.C.M. Meijer-Vehmeijer
Print Name of Existing Party/Holder

By	/s/ [illegible]

(Signature)

Print Name (if signing on behalf of an entity)

Title (if applicable)

Address:

Telephone:

Facsimile:

E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

EXISTING PARTIES/HOLDERS:

Presidio Venture Partners, LLC
Print Name of Existing Party/Holder

By	/s/ KAZUYUKI INOUE

(Signature)

Kazuyuki Inoue
Print Name (if signing on behalf of an entity)

President & CEO
Title (if applicable)

Address:

Telephone:

Facsimile:

E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

EXISTING PARTIES/HOLDERS:

Hung Lan Peng
Print Name of Existing Party/Holder

By	/s/ HUNG LAN PENG

(Signature)

Print Name (if signing on behalf of an entity)

Title (if applicable)

Address:

Telephone:

Facsimile:

E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

EXISTING PARTIES/HOLDERS:

PM&S Venture Fund II, LLC
Print Name of Existing Party/Holder

By	/s/ KENNETH P. SIKORA

(Signature)

Kenneth P. Sikora
Print Name (if signing on behalf of an entity)

Administrator
Title (if applicable)

Address:

Telephone:

Facsimile:

E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

EXISTING PARTIES/HOLDERS:

PM&S Venture Fund III, LLC
Print Name of Existing Party/Holder

By	/s/ KENNETH P. SIKORA

(Signature)

Kenneth P. Sikora
Print Name (if signing on behalf of an entity)

Administrator
Title (if applicable)

Address:

Telephone:

Facsimile:

E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

EXISTING PARTIES/HOLDERS:

Proxim Corporation
Print Name of Existing Party/Holder

By	/s/ DAVID L. THOMPSON

(Signature)

David L. Thompson
Print Name (if signing on behalf of an entity)

Chief Financial Officer
Title (if applicable)

Address:

Telephone:

Facsimile:

E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

EXISTING PARTIES/HOLDERS:

Saints Capital III, L.P.
Print Name of Existing Party/Holder

By: Saints Capital III, LLC, its General Partner

By	/s/ DAVID P. QUINLIVAN

(Signature)

David P. Quinlivan
Print Name (if signing on behalf of an entity)

Managing Member
Title (if applicable)

Address:

Telephone:

Facsimile:

E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

EXISTING PARTIES/HOLDERS:

Star Bay Associates, L.P.
Print Name of Existing Party/Holder

By	/s/ PASCAL LEVENSOHN

(Signature)

Pascal Levensohn
Print Name (if signing on behalf of an entity)

Managing Member
Title (if applicable)

Address:

Telephone:

Facsimile:

E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

EXISTING PARTIES/HOLDERS:

Star Bay Partners, L.P. (Rollover)
Print Name of Existing Party/Holder

By	/s/ PASCAL LEVENSOHN

(Signature)

Pascal Levensohn
Print Name (if signing on behalf of an entity)

Managing Member
Title (if applicable)

Address:

Telephone:

Facsimile:

E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

EXISTING PARTIES/HOLDERS:

Star Bay Technology Ventures IV, L.P.
Print Name of Existing Party/Holder

By	/s/ PASCAL LEVENSOHN

(Signature)

Pascal Levensohn
Print Name (if signing on behalf of an entity)

Managing Member
Title (if applicable)

Address:

Telephone:

Facsimile:

E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 3 TO THE

SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

THIS AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of the 25th day of November, 2003 by and among ATHEROS COMMUNICATIONS, INC., a Delaware corporation (the “Company”), and the signatories hereto, all of whom are parties to that certain Second Amended and Restated Investors’ Rights Agreement dated as of April 18, 2001, as amended by that certain Amendment No. 2 to the Second Amended and Restated Investors’ Rights Agreement dated March 10, 2003 (collectively the “Rights Agreement”).

RECITALS

G. The Company and certain stockholders of the Company (the “Stockholders”) entered into the Rights Agreement in connection with the Company’s Series C Preferred Stock financing.

H. Pursuant to Section 3.3 of the Rights Agreement, the Rights Agreement may be amended with the consent of (i) the Company, (ii) the holders of at least a majority of the Series A Preferred Stock and Series B Preferred Stock (on an as-converted basis) not resold to the public and (iii) the holders of sixty-three percent (63%) of the Series C Preferred Stock (on an as-converted basis) not resold to the public, and any such amendment, waiver, discharge or termination shall be binding on all of the Holders (as defined in the Rights Agreement).

I. On November 12, 2003, the Company’s Board of Directors approved a change in the definition of “Qualifying IPO” set forth in Section 1.14 of the Rights Agreement.

J. The undersigned agree to amend Section 1.14 of the Rights Agreement so that the per share price of the “Qualifying IPO” shall be changed, until November 15, 2004, to $6.46, the per share purchase price of the Series C Preferred Stock.

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth and other due and valid consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

8. Change in Definition of Qualifying IPO. The parties hereto agree that Section 1.14 of the Rights Agreement shall be amended and replaced in its entirety with the following:

“1.14 Termination of Registration Rights. The right of any Holder to request registration or inclusion in any registration pursuant to Section 1.2, 1.3 or 1.5 hereof shall terminate on the closing of the first Company-initiated registered public offering of Common Stock of the Company at an offering price per share of no less than $6.46, if such offering occurs on or before November 15, 2004, or $13.20, if such offering occurs after November 15, 2004 (provided in either case that such offering has an expected aggregate offering price equal to or exceeding $50,000,000 after deducting underwriter discounts and expenses) (a “Qualifying IPO”), if all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any ninety (90) day period, or on such date after the closing of the Qualifying IPO as all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any ninety (90) day period; provided, however, that the provisions of this Section 1.15 shall not apply to any Holder who owns more than two percent (2%) of the Company’s outstanding stock until the earlier of (a) such time as such Holder owns less than two percent (2%) of the outstanding stock of the Company, or (b) the expiration of five (5) years after the closing of the Qualifying IPO. Notwithstanding the foregoing, if not already expired, all rights under this Section 1.14 shall expire on the fifth (5th) anniversary of the closing of the Qualifying IPO.”

9. Effect of this Amendment. Except as modified by this Amendment, all other terms and conditions of the Rights Agreement shall remain in full force and effect, and this Amendment shall be governed by all provisions thereof.

10. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings as set forth in the Rights Agreement.

11. Future Amendments and Waivers. Neither this Amendment nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the (a) Company, (b) the holders of at least a majority of the Series A and Series B Preferred Stock (on an as-converted basis) not resold to the public, subject to the rights and obligations under the Rights Agreement, as amended by this Amendment, and (c) the holders of sixty-three percent (63%) of the Series C Preferred Stock (on an as-converted basis) not resold to the public, subject to the rights and obligations under the Rights Agreement, as amended by this Amendment, and any such amendment, waiver, discharge or termination shall be binding on all of the Holders.

12. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

13. Facsimile Signatures. This Amendment may be executed and delivered by facsimile and, upon such delivery, the facsimile will be deemed to have the same effect as if the original signature had been delivered to the other party. Each of the Stockholders and each future holder of Registrable Securities agrees to deliver to the Company the original signature copy by express overnight delivery. However, the failure to deliver the original signature copy and/or the nonreceipt of the original signature copy shall have no effect upon the binding and enforceable nature of this Amendment.

[Remainder of this page intentionally left blank.]

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.

ATHEROS COMMUNICATIONS, INC., a Delaware corporation

By	/s/ CRAIG H. BARRATT

Craig H. Barratt President and Chief Executive Officer

Address:	529 Almanor Avenue Sunnyvale, CA 94085

[Stockholders’/Holders’ signatures to follow.]

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

August Capital II, L.P. for itself and as nominee For: August Capital Strategic Partners II, L.P. By: August Capital Management II, L.C. General Partner of both partnerships
Print Name of Stockholder/Holder

By	/s/ (illegible)
(Signature)

(Print Name if signing on behalf of an entity)

(Title, if applicable)

Address:

Telephone:
Facsimile:
E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

Baskett-Bell Family Trust
Print Name of Stockholder/Holder

By	/s/ FOREST BASKETT, TRUSTEE
(Signature)

Forest Baskett
(Print Name if signing on behalf of an entity)

trustee
(Title, if applicable)

Address:

Telephone:
Facsimile:
E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

Frank M. Brown Jr.
Print Name of Stockholder/Holder

By	/s/ FRANK M. BROWN, JR.
(Signature)

(Print Name if signing on behalf of an entity)

(Title, if applicable)

Address:

Telephone:
Facsimile:
E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

Arthur Burns
Print Name of Stockholder/Holder

By	/s/ ARTHUR BURNS
(Signature)

(Print Name if signing on behalf of an entity)

(Title, if applicable)

Address:

Telephone:
Facsimile:
E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

Cedar Boulevard Lease Funding LLC
Print Name of Stockholder/Holder

By	/s/ DANIEL B. ZWIRN
(Signature)

Daniel B. Zwirn
(Print Name if signing on behalf of an entity)

Member of Board of Managers
(Title, if applicable)

Address:

Telephone:
Facsimile:
E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

Chuan-Huai Chen
Print Name of Stockholder/Holder

By	/s/ CHUAN-HUAI CHEN

(Signature)

(Print Name if signing on behalf of an entity)

(Title, if applicable)

Address:

Telephone:

Facsimile:

E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

Comdisco, Inc.
Print Name of Stockholder/Holder

By	/s/ THOMAS N. AHTO

(Signature)

Thomas N. Ahto
(Print Name if signing on behalf of an entity)

Vice President
(Title, if applicable)

Address:

Telephone:

Facsimile:

E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

Evercore Capital Partners L.P.
Print Name of Stockholder/Holder

By	/s/ CHRISTIAN J. LUHNOW

(Signature)

Christian J. Luhnow
(Print Name if signing on behalf of an entity)

Partner
(Title, if applicable)

Address:

Telephone:

Facsimile:

E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

Evercore Capital Partners (NQ) L.P.
Print Name of Stockholder/Holder

By	/s/ CHRISTIAN J. LUHNOW

(Signature)

Christian J. Luhnow
(Print Name if signing on behalf of an entity)

Partner
(Title, if applicable)

Address:

Telephone:

Facsimile:

E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

Evercore Capital Offshore Partners L.P.
Print Name of Stockholder/Holder

By	/s/ CHRISTIAN J. LUHNOW

(Signature)

Christian J. Luhnow
(Print Name if signing on behalf of an entity)

Partner
(Title, if applicable)

Address:

Telephone:

Facsimile:

E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

eCompanies-Evercore Venture Partners (NQ) L.P.
Print Name of Stockholder/Holder

By	/s/ CHRISTIAN J. LUHNOW

(Signature)

Christian J. Luhnow
(Print Name if signing on behalf of an entity)

Partner
(Title, if applicable)

Address:

Telephone:

Facsimile:

E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

eCompanies-Evercore Venture Partners II L.P.
Print Name of Stockholder/Holder

By	/s/ CHRISTIAN J. LUHNOW

(Signature)

Christian J. Luhnow
(Print Name if signing on behalf of an entity)

Partner
(Title, if applicable)

Address:

Telephone:

Facsimile:

E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

Evergreen Ventures, LLC
Print Name of Stockholder/Holder

By	/s/ JORGE DEL CALVO

(Signature)

(Print Name if signing on behalf of an entity)

(Title, if applicable)

Address:

Telephone:

Facsimile:

E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

Fidelity Mt. Vernon Street Trust: Fidelity Growth Company Fund; Fidelity Mt. Vernon Street Trust: Fidelity Aggressive Growth Fund
Print Name of Stockholder/Holder

By	/s/ [illegible]
(Signature)

(Print Name if signing on behalf of an entity)

(Title, if applicable)

Address:

Telephone:
Facsimile:
E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

525 Almanor LLC
By: Menlo Equities LLC, its Manager By: Diamant Investments LLC, its Member
Print Name of Stockholder/Holder

By	/s/ RICHARD J. HOLMSTROM, MANAGER
(Signature)

Richard J. Holmstrom
(Print Name if signing on behalf of an entity)

Manager
(Title, if applicable)

Address:

Telephone:
Facsimile:
E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

GJ Trust
Print Name of Stockholder/Holder

By	/s/ JORGE DEL CALVO
(Signature)

Jorge del Calvo
(Print Name if signing on behalf of an entity)

trustee
(Title, if applicable)

Address:

Telephone:
Facsimile:
E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

Adam Grosser
Print Name of Stockholder/Holder

By	/s/ ADAM GROSSER
(Signature)

(Print Name if signing on behalf of an entity)

(Title, if applicable)

Address:

Telephone:
Facsimile:
E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

InverStar Semiconductor Development Fund, Inc.
Print Name of Stockholder/Holder

By	/s/ MICHAEL TUNG
(Signature)

Michael Tung
(Print Name if signing on behalf of an entity)

Partner & CFO
(Title, if applicable)

Address:

Telephone:
Facsimile:
E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

El Gamal Family Partnership
Print Name of Stockholder/Holder

By	/s/ ABBAS EL GAMAL
(Signature)

Abbas El Gamal
(Print Name if signing on behalf of an entity)

General Partner
(Title, if applicable)

Address:

Telephone:
Facsimile:
E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

El Gamal Living Trust
Print Name of Stockholder/Holder

By	/s/ ABBAS EL GAMAL
(Signature)

Abbas El Gamal
(Print Name if signing on behalf of an entity)

Trustee
(Title, if applicable)

Address:

Telephone:
Facsimile:
E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

David A. Jakopin
Print Name of Stockholder/Holder

By	/s/ DAVID A. JAKOPIN

(Signature)

(Print Name if signing on behalf of an entity)

(Title, if applicable)

Address:

Telephone:

Facsimile:

E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

Jones Living Trust
Print Name of Stockholder/Holder

By	/s/ HARVEY JONES

(Signature)

Harvey Jones
(Print Name if signing on behalf of an entity)

co-trustee
(Title, if applicable)

Address:

Telephone:

Facsimile:

E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

Rong-Hwan Lu
Print Name of Stockholder/Holder

By	/s/ RONG-HWAN LU

(Signature)

(Print Name if signing on behalf of an entity)

(Title, if applicable)

Address:

Telephone:

Facsimile:

E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

MC Silicon Valley, Inc.
Print Name of Stockholder/Holder

By	/s/ MIROSHI NIMURA

(Signature)

Miroshi Nimura
(Print Name if signing on behalf of an entity)

President
(Title, if applicable)

Address:

Telephone:

Facsimile:

E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

MIC Capital, LLC
Print Name of Stockholder/Holder

By	/s/ TAKAJIRO ISHIKAWA

(Signature)

Takajiro Ishikawa
(Print Name if signing on behalf of an entity)

President & CEO – MC Financial Services Ltd. as Manager of MIC Capital, LLC
(Title, if applicable)

Address:

Telephone:

Facsimile:

E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

Charles Moldou
Print Name of Stockholder/Holder

By	/s/ CHARLES MOLDOU

(Signature)

(Print Name if signing on behalf of an entity)

(Title, if applicable)

Address:

Telephone:

Facsimile:

E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

New Enterprise Associates 9, L.P. By: NEA Partners 9, L.P. Its General Partner
Print Name of Stockholder/Holder

By	/s/ C. RICHARD KRANILICH

(Signature)

C. Richard Kranilich
(Print Name if signing on behalf of an entity)

General Partner
(Title, if applicable)

Address:

Telephone:

Facsimile:

E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

NEA Ventures 2000, L.P.
Print Name of Stockholder/Holder

By	/s/ DIANE N. WILLIAMS

(Signature)

Diane N. Williams
(Print Name if signing on behalf of an entity)

Vice President
(Title, if applicable)

Address:

Telephone:

Facsimile:

E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

Proxim Corporation
Print Name of Stockholder/Holder

By	/s/ DAVID L. THOMPSON

(Signature)

David L. Thompson
(Print Name if signing on behalf of an entity)

Chief Financial Officer
(Title, if applicable)

Address:

Telephone:

Facsimile:

E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

PM&S Venture Fund II, LLC
Print Name of Stockholder/Holder

By	/s/ JORGE DEL CALVO

(Signature)

(Print Name if signing on behalf of an entity)

(Title, if applicable)

Address:

Telephone:

Facsimile:

E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

PM&S Venture Fund III, LLC
Print Name of Stockholder/Holder

By	/s/ JORGE DEL CALVO

(Signature)

(Print Name if signing on behalf of an entity)

(Title, if applicable)

Address:

Telephone:

Facsimile:

E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

Hung-Lan Peng
Print Name of Stockholder/Holder

By	/s/ HUNG-LAN PENG

(Signature)

(Print Name if signing on behalf of an entity)

(Title, if applicable)

Address:

Telephone:

Facsimile:

E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

Presidio Venture Partners, LLC
Print Name of Stockholder/Holder

By	/s/ KAZUYUKI INOUE

(Signature)

Kazuyuki Inoue
(Print Name if signing on behalf of an entity)

President & CEO
(Title, if applicable)

Address:

Telephone:

Facsimile:

E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

Rex Nadon 1998 Living Trust
Print Name of Stockholder/Holder

By	/s/ REX NADON

(Signature)

Rex Nadon
(Print Name if signing on behalf of an entity)

Trustee
(Title, if applicable)

Address:

Telephone:

Facsimile:

E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

Saints Capital III, L.P.
By: Saints Capital III, LLC, its General Partner
Print Name of Stockholder/Holder

By	/s/ DAVID P. QUINLIVAN

(Signature)

David P. Quinlivan
(Print Name if signing on behalf of an entity)

Managing Member
(Title, if applicable)

Address:

Telephone:

Facsimile:

E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

Sumitomo Corporation
Print Name of Stockholder/Holder

By	/s/ AKIRA TSUYUGUCHI

(Signature)

Akira Tsuyuguchi
(Print Name if signing on behalf of an entity)

General Manager Network Systems Department
(Title, if applicable)

Address:

Telephone:

Facsimile:

E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

Star Bay Associates, L.P.
Print Name of Stockholder/Holder

By	/s/ PASCAL N. LEVENSOHN

(Signature)

Pascal N. Levensohn
(Print Name if signing on behalf of an entity)

Managing Member
(Title, if applicable)

Address:

Telephone:

Facsimile:

E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

Star Bay Partners, L.P. (Rollover)
Print Name of Stockholder/Holder

By	/s/ PASCAL N. LEVENSOHN

(Signature)

Pascal N. Levensohn
(Print Name if signing on behalf of an entity)

Managing Member
(Title, if applicable)

Address:

Telephone:

Facsimile:

E-mail:

ATHEROS COMMUNICATIONS, INC.

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

Star Bay Technology Ventures IV, L.P.
Print Name of Stockholder/Holder

By	/s/ PASCAL N. LEVENSOHN

(Signature)

Pascal N. Levensohn
(Print Name if signing on behalf of an entity)

Managing Member
(Title, if applicable)

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